Exhibit 10.11


                               AMENDMENT AGREEMENT



This Amendment Agreement made this 15th day of Sept., 1994 by and between the following parties:

SUMITOMO CORPORATION, a Japanese corporation with its principal place of business located at 2-2, Hitosubashi 1-chome, Chiyoda-ku, Tokyo, Japan (hereinafter "Agent"); and

METASYN, INC., an United States corporation, with its principal place of business located at 71 Rogers Street, Cambridge, MA 02142-lll8, USA (hereinafter "Company")

                                   WITNESSETH:

WHEREAS, the parties hereto have entered into Agency Agreement dated 13th day of March, l992, as amended by Amendment dated 26th day of June, 1992 (hereinafter collectively the "Original Agreement"); and

WHEREAS, the parties hereto desire to amend certain provisions of the Original Agreement as hereinafter set forth;

NOW, THEREFORE, Agent and Company hereby agree to amend the Original Agreement as follows:

Clause 1.

         Article 6 of the Original Agreement is amended by changing the title of article to "Exclusivity and Exclusion Criteria" and adding at the end thereof the following:

         "provided that Company reserves the right to exclude Agent from contacting [ ]* and its parent company but always subject to
         Article 8.2".


Clause 2.

         Article 8 of the Original Agreement shall be amended by changing the title of article to "Compensation on blood pool MRI agent and tumor differentiation MRI agent" and amended to read in its entirety as follows:

         "8.1 In consideration for the services to be rendered by Agent hereunder, Company shall pay the following commission to Agent:

         A. in respect of the total amount of [ ]*


*Confidential information omitted and filed with the Commission.

which may be received by Company under any arrangement:

         [ ]* on amount
                  up to and including [ ]*

         [ ]* on amount
                  exceeding [ ]* and up to and including [ ]*

         [ ]* on amount
                  exceeding [ ]*


         If both agents are licensed to the same company and it is difficult to discern exact quantities of [ ]*, then the above model will be applied to the total of these payments.

         B. in respect for the total amounts of milestone payments which depend on an identifiable event, not time, for both agents which may be received by Company under any
                  Arrangement:

                  [ ]* on amount payable to Company

         8.2 If Company enters into any Arrangement for blood pool agent and tumor differentiation MRI agent with [ ]* or its parent company Company shall pay Agent the commission of [ ]* as provided for in Article 8.1.


Clause 3.
         Article 11.1 of the Original Agreement shall be amended to read in its entirety as follows:

         "11.1 The initial contracted period of this Agreement shall be four (4) years from 13th day of March, 1992, provided that the parties hereto may discuss, in any time, on a one ( 1 ) year extension of this Agreement and/or the amendment of Appendix 1 prior to the expiration of the initial term or any extension thereof."



Clause 4.

         Appendix 1 of the Original Agreement shall be replaced with the new Appendix 1 as attached hereto.


Clause 5.


*Confidential information omitted and filed with the Commission.

         This Agreement shall be effective as from 1st day of September, 1994.

Clause 6.

         Except as expressly amended hereinabove, all other terms and conditions of the Original Agreement shall continue to be effective and remain unchanged.


Clause 7.

         All terms used herein, except as defined herein, shall have the meanings ascrived in the Original Agreement.

         IN WITNESS THEREOF, the parties hereto have caused this Amendment Agreement to be executed by their duly authorized representatives as of the day and year first above written.








                                           METASYN, INC.


                                           By: /s/ Randall B. Lauffer
                                              -------------------------
                                           Name:  Randall B. Lauffer
                                           Title: CEO




                                           SUMITOMO CORPORATION



                                           By: /s/ A. Tamai
                                              -------------------------
                                           Name: A. Tamai
                                           Title: General Manager
                                                    New Drug & Biotech Dept.

                                   Appendix 1


         [bullet]         Hepatobiliary Magnetic Resonance Imaging (MRI) Agent

         [bullet]         Blood Pool Magnetic Resonance Imaging (MRI) Agent

         [bullet]         Tumor Differentiation Magnetic Resonance Imaging (MRI)
                          Agent